Exhibit 33 a)
REPORT ON ASSESSMENT OF COMPLIANCE WITH
1122(d)(2)(vi) and 1122(d)(4)xi)
of REGULATION AR SERVICING CRITERIA

American Security Insurance Company, Standard Guaranty Insurance Company and Safeco Financial
Institution Solutions, Inc. (affiliates of Assurant Inc., collectively the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from January 1, 2006 through December
31, 2006 (the "Reporting Period") with the servicing criteria set forth in 1122(d)(2)(vi), 1122(d)(4)(xi)
and 1122(d)(4)(xii) of Title 17, 229.1122(d) of the Code of Federal Regulations, which the Asserting
Party has concluded are applicable to the insurance escrow servicing activities it performs with respect to all mortgage loan-tacking transactions covered by this report. The transactions covered by this report include all mortgage loan-tracking transactions for which the Asserting Party served as a Vendor on behalf of Servicers for such asset-backed securities transactions that were registered after January 1, 2006 with the
Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform"). The scope of the Asserting Party assertions excludes 1122(d)(4)(xii) of Title 17, 229.1122(d) of the Code of Federal
Regulations, which relates to servicing activities that are performed by the Asserting Party with respect to the Platform, but are not reported on herein.

The Asserting Party has assessed its compliance with 1122(d)(2)(vi) and 1l22(d)(4)(xi) ("the Applicable
Servicing Criteria') for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the Reporting Period with respect to the
Platform taken as a whole. The Asserting Party used the criteria set forth in paragraph (d) of Item 1122 of
Regulation AB to assess the compliance with the Applicable Servicing Criteria.

The Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the
Reporting Period.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of and for the Reporting
Period ending December 31, 2006 as set forth in this assertion.

American Security Insurance Company
Standard Guaranty Insurance Company
Safeco Financial Institution Solutions, Inc.

/s/ John Frobose
Senior Vice President
Date: February 23. 2007
2 of 21

EXHIBIT 33 B)

Certification Regarding Compliance with Applicable Servicing Criteria
1.
Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank
FSB, is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended
December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Master Servicing
Platform") include asset-backed securities transactions for which Aurora acted as master servicer, registered on or after January 1, 2006, involving residential mortgage loans;
2.
Aurora has not engaged vendors (the "Vendors") to perform significant activities pertaining to the applicable servicing criteria;
3.
Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of
Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;
4.
The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs with respect to the Master Servicing
Platform as of December 31, 2006 and for the Reporting Period;
5.
Aurora has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Master Servicing Platform taken as a whole;
6.
Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period.

March 13, 2007
Aurora Loan Services LLC
By: /s/: E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President

3 of 21
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
X
1
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
specified in the transaction agreements.
X
1
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction
agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial
institution means a foreign financial institution that meets the requirements of 240.13k-1(b)(1) of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1
1
Aurora did not perform the activity described in this criteria as of December 31, 2006 and for the Reporting Period. No assessment of compliance, therefore, is necessary.
4 of 21
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations: (A) Are mathematically accurate; (B) Are
prepared within 30 calendar days after the bank statement
cutoff date, or such other number of days specified in the
transaction agreements; (C) Are reviewed and approved by
someone other than the person who prepared the
reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the
transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction
agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
X
2,3
X
2
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and other
terms set forth in the transaction agreements.
X
3
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the servicer's investor records, or such other number of days specified in the transaction agreements.
X
3
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
3
Pool Asset Admi nistration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
2
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the
Reporting Period. No assessment of compliance, therefore, is necessary.
3
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
5 of 21
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(v)
The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's
pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance
with the transaction agreements and related pool asset
documents.
X
1
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
requirements established by the transaction agreements.
X
1
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at
least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example,
phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool
asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) Such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents
and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
transaction agreements.
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and un collectable accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.
X

6 of 21
EXHIBIT 33
C)
Certification Regarding Compliance with Applicable Servicing Criteria
1. Aurora Loan Services LLC ("Aurora"), a wholly-owned subsidiary of Lehman Brothers Bank, FSB is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include asset-
backed securities transactions for which Aurora acted as servicer, closed on or after January 1, 2006 not sponsored by government sponsored enterpris es or Government National Mortgage Association, for which the asset type is mortgage loans that (i) are primarily categorized by the servicing designations of conventional prime', `conventional alt-a' and `subprime'
and (ii) do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States
Department of Veterans Affairs or the Rural Housing Service;

2. Aurora has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Aurora has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto with the exception of certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria.

3. Except as set forth in paragraph 4 below, Aurora used the criteria set forth in paragraph (d) of Item 1122 of Regulation
AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Aurora based on the activities it performs, directly or through its Vendors, with respect to the Servicing Platform, as of December 31,
2006 and for the Reporting Period;

5. Aurora has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Servicing Platform taken as a whole;

6. Aurora has not identified and is not aware of any material instance of noncompliance by the Vendors for which Aurora has elected to take responsibility for assessing compliance with the applicable servicing criteria as of Decemb er 31, 2006 and for the Reporting Period with respect to the Servicing Platform taken as a whole.

7. Aurora has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Servicing
Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Aurora's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 13, 2007

Aurora Loan Services, LLC
By: /s/ Terry Gentry
Name: Terry Gentry
Title: Managing Director, Loan Administration
APPENDIX A
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
7 of 21
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to monitor any
performance or other triggers and events of default in
accordance with the transaction agreement
X
1122(d)(1)(ii)
If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
X
1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
X
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and
otherwise in accordance with the terms of the transaction
agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate
custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.
X
X
1122(d)(2)(ii)
Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash
flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured
depository institution as set forth in the transaction
agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial
institution means a foreign financial institution that meets the requirements of 240.13k-1(b)(1) of this chapter.
X
1122(d)(2)(vi)
Unissued checks are safeguarded so as to prevent unauthorized access.
X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-
backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These
reconciliations: (A) Are mathematically accurate; (B) Are
prepared within 30 calendar days after the bank statement
cutoff date, or such other number of days specified in the
transaction agreements; (C) Are reviewed and approved by
someone other than the person who prepared the
reconciliation; and (D) Contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
8 of 21
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the
Commission, are maintained in accordance with the
transaction agreements and applicable Commission
requirements. Specifically, such reports: (A) Are prepared in accordance with timeframes and other terms set forth in the
transaction agreements; (B) Provide information calculated in accordance with the terms specified in the transaction
agreements; (C) Are filed with the Commission as required by its rules and regulations; and (D) Agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
X
4,5
X
1
1122(d)(3)(ii)
Amounts due to investors are allocated and remitted in
accordance with timeframes, distribution priority and other
terms set forth in the transaction agreements.
X
2
1122(d)(3)(iii)
Disbursements made to an investor are posted within two
business days to the servicer's investor records, or such other number of days specified in the transaction agreements.
X
2
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
X
2
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
X
1122(d)(4)(ii)
Pool assets and related documents are safeguarded as required by the transaction agreements.
X
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
conditions or requirements in the transaction agreements.
X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in
accordance with the related pool asset documents are posted to the applicable servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
X
X
1122(d)(4)(v)
The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's
pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance
with the transaction agreements and related pool asset
documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
requirements established by the transaction agreements.
X
X
4
For criterion 1122(d)(3)(i)(C), Aurora did not perform the activity described in this criterion as of December 31, 2006 and for the
Reporting Period. No assessment of compliance, therefore, is necessary.
5
Aurora is defining the "Investor" as the party to whom we report and remit under the applicable transaction agreement.
9 of 21
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
INAPPLICABLE
SERVICING
CRITERIA
Reference
Criteria
Performed
Directly
by
Aurora
Performed by
Vendor(s) for
which Aurora
is the
Responsible
Party
Performed by
subservicer(s)
or vendor(s)
for which
Aurora is
NOT the
Responsible
Party
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at
least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example,
phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
unemployment).
X
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool
asset documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) Such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction
agreements; (B) Interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents
and state laws; and (C) Such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
transaction agreements.
X
X
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
X
X
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintain ed by the servicer, or such other number of days specified in the
transaction agreements.
X
X
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectable accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xv)
Any external enhancement or other support, identified in Item
1114(a)(1) through (3) or Item 1115 of this Regulation AB, is maintained as set forth in the transaction agreements.
X
EXHIBIT 33
D)
REPORT ON ASSESSMENT OF COMPLIANCE
First American Real Estate Solutions of Texas, L.P. (an indirect subsidiary of The First American Corporation, and the
"Asserting Party") is responsible for assessing compliance as of December 31, 2006, and for the period from January 1, 2006 through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Title 17, Sections
229.1122(d)(l)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii), (d)(4)(xi), (d)(4)(xii) and (d)(4)(xiii) of the Code of Federal Regulations
(the "CFR") applicable to the Asserting Party (the "Applicable Servicing Criteria"). The transactions covered by this report include all loans for residential mortgage loan outsourcing customers for which the Asserting Party served as the residential tax service provider (the "Platform").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria
10 of 21
for the Reporting Period and has concluded that, except as set forth herein below, the
Asserting Party has complied, m all material respects, with the Applicable Servicing
Criteria as of December 31, 2006, and for the Reporting Period with respect to the
Platform taken as a whole.

The Asserting Party assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has
identified a material instance of noncompliance with the servicing criterion sot forth in Section 229.1 122(d)(2)(vii)(E) of the
CFR with respect to the Platform. Specifically, the Asserting Party did not prepare reconciliations for all asset-backed securities related bank accounts within 30 calendar days afler the bank statement cut-off date or such number of days specified in the transaction agreements.

PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria as of December 31, 2006, and for the Reporting Period as
set forth in this assertion.

FIRST AMERICAN REAL ESTATE SOLUTIONS OF TEXAS, L.P.
By: First American Real Estate Solutions LLC
General Partner
/s/ Lucy A. Przybyla
Lucy A. Przybyla
Senior Vice President
February 28, 2007
EXHIBIT 33
E)
GMAC Mortgage
Management's Assertion Concerning Compliance
With Regulation AR Item 1122 Servicing Criteria
March 6, 2007
GMAC Mortgage, LLC (the "Company") has responsibility for assessing compliance to Regulation AB Item 1122(d)
Servicing Criteria for the GMACM Private Platform (the "Platform"). As of, and for the period ending December 31, 2006, the Company has used the applicable 1122(d) servicing criteria listed below for assessing compliance:
-1122(d)(1),(i),(ii)(iv); 1122(d)(2)(i),(ii),(iii),(v),(vi),(vii); 1122(d)(3)(iii),(iv);
1122(d)(4)(iii),(iv),(v),(vi),(vii),(viii),(ix),(x).(xi),(xii),(xiii),(xiv),(xv)
The following servicing criteria are not applicable to the Company:
-1122(d)(1)(iii); 1122 (d)(2)(iv); 1122 (d)(3)(i),(ii); 1122(d){4)(i),(ii)
The Company has engaged certain vendors (the "Vendors") to perform specific and limited, or scripted activities, and the
Company elects to take responsibility for assessing compliance with the servicing criteria applicable to the Vendors set forth below:
-1122(d)(2)(i) 1122(d)(4)(iv)
-A vendor posts cash receipts received via lockbox submission to the Company's lockbox clearing account.
-1122(d (4) (xi), (xiii)
-A vendor provides certain information to the Company to assist the Company in making tax and insurance payments on behalf of certain obligors.
The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole. The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by
11 of 21
the Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the
Platform taken as a whole.
The Company has complied, in all material respects, with the applicable servicing criteria above as of and for the period ending December 31, 2006 for the asset-backed transactions listed in Appendix A taken as a whole (such transactions, collectively, the "GMACM Private Platform").

An independent registered public accounting firm has issued an attestation report on the Company's assessment of compliance with the applicable servicing criteria as of, and for the period ending December 31, 2006.
/s/: Anthony Renzi
Anthony N. Renzi
Executive Vice President
GMAC Mortgage, LLC
12 of 21
Appendix A
Security

SACO 06-1
SACO 06-12
SACO 06-8
2006-5
SACO 06-10
SACO 06-6
SACO 06-7
SACO 06-9
SACO 06-9
GPMF2006AR6
GPMF2006AR7
GPMF2006AR8
2006-ARS1
LMT 2006-7
LXS 06-l8N
2006-B
BAFC 06-5
HBVW 06-S81
GSMPS0rp1
GSR 2006-2F
GSR 2006-AR1
GSR 2006-4F
MSM 06-10SL
MSM 06-14SL.
GPMF2006AR4
GPMF2006AR5
LXS2006-12N
LXS2006-GP4
2006-3H
2006-GEL3
LMT 2006-2
SAIL 2006-2
2006-4N
2006-GP1
2006-GP2
2006-GP3
LXS 06-10N
NAAC2006S1
NAAC2006S2
2006-GEL4
2006-RF2
2006-S1
LXS 06-10N
LXS 06-12N
LXS 2006-7
LXS 2006-8
LXS 2006-11
LXS 2006-13
13 of 21

2006-1
MALT 2006-1
MALT 2006-3
MASD 2006-1
2006-HE1
CSMC 2006-1
CSMC 2006-8
CSMC 2006-9
LUM 2006-4
LUM 2006-5
MARM 06OA2
MARP 06-2
MIT 2006-1
MSM 06-1AR
MSM 06-9AR
MSM06-13ARX
MSM06-15XS
MSM06-16AX
MSMO6-17XS
SASCO 06BC2
BAFC 06-1
BAFC 06-2
BAFC 06-4
GSR 2006-3F
MASTR 06-1
MASTR 06-3
MASD 2006-2
ACE2006-SL 1
ACE2006-SL4
MASD 2006-2
MASD 2006-3
BAYVW2006-D
BSABS06SD2
BSALTA 06-I
BSALTA 06-3
BSALTA 06-4
BSALTA 06-5
BSALTA 06-8
BSARM2006-2
DBALT06AB1
DBALT06AB2
DBALT06AB3
DBALT06AB4
DBALT06AF1
DBALT06AR1
DBALT06AR2
DBALT06AR3
DBALT06AR5
DBALT06AR6
DBALT06OA1
HBRVW 06-10
HBRVW 06-8
HBRVW 06-8
PRIME06-CL1
14 of 21
SACO 06-11
SAIL 2006-3
2006-AR3
2006-AR4
2006-S5
ARMT 2006-2
GSR2006-AR2
HBVW2006-13
HBVW2006- 14
MARP 06-1
NHELI 06AF1
EXHIBIT 33
F)
GreenPoint Mortgage Funding, Inc.
Certification Regarding Compliance with Applicable Servicing Criteria

1. GreenPoint Mortgage Funding, Inc, ("GreenPoint") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the
12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A he reto.
The transactions covered by this report include asset-backed securities transactions for which
GreenPoint acted as servicer involving residential mortgage loans (the "Platform");

2. GreenPoint has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and GreenPoint elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix
A hereto;

3. Except as set forth in paragraph 4 below, GreenPoint used the criteria set forth in paragraph (d) of
Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column tilled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to GreenPoint based on the activities it performs, directly or through its Vendors, with respect to the Platform;

5. GreenPoint has complied, in all material respects, with the applicable servicing criteria as of
December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole, except as described on Appendix B hereto;

6. GreenPoint has not identified and is not aware of any material instance of noncompliance by the
Vendors with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period
with respect to the Platform taken as a whole;
15 of 21

7. GreenPoint has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2006 and for the
Reporting Period with respect to the Platform taken as a whole; and

8. Ernst & Young, a registered public accounting firm, has issued an attestation report on GreenPoint's assessment of compliance with the applicable servicing criteria for the Reporting Period.

February 28, 2007
GreenPoint Mortgage Funding, Inc.
By: /s/: Michael DeFrancesco
Name: Michael DeFrancesco
Title: Senior Vice President,
Loan Administration
APPENDIX A

SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
General Servicing Considerations
1122(d)(1)(i)
Policies and procedures are instituted to
monitor any performance or other
triggers and events of default in
accordance with the transaction
agreements.
X
1122(d)(1)(ii)
If any material servicing activities are
outsourced to third parties, policies and
procedures are instituted to monitor the
third party's performance and
compliance with such servicing
activities.
X
1122(d)(1)(iii)
Any requirements in the transaction
agreements to maintain a back- up
servicer for the mortgage loans are
maintained,
`
x
1122(d)(1)(iv)
A fidelity bond and errors and
omissions policy is in effect on the party
participating in the servicing function
throughout the reporting period in the
amount of coverage required by and
otherwise in accordance with the terms
x
16 of 21
of the transaction agreements.
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans arc
deposited into the appropriate custodial
bank accounts and related bank clearing
accounts no more than two business
days following receipt or such other
number of days specified in the
transaction agreements.
x
X(1)
1122(d)(2)(ii)
Disbursements made via wire transfer
on behalf of an obligor or to an investor
are made only by authorized personnel.
X
1122(d)(2)(iii)
Advances of hinds or guarantees
regarding collections, cash flows or
distributions, and any interest or other
fees charged for such advances, are
made, reviewed and approved as
specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such
as cash reserve
-
accounts or accounts
established as a form of overcollateralization,
are separately maintained (e.g., with respect
to commingling of cash) as set forth in the
transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at
a federally insured depository institution
as set forth in the transaction
agreements. For purposes of this
criterion, federally insured depository
institution" with respect to a foreign
financial institution means a foreign
financial institution that meets the
requirements of Rule 13k-1(b)(l)
of the Securities Exchange Act
X
1122(d)(2)(vi)
Unissued
checks are safeguarded so as
to prevent
unauthorized access.
X
.
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
1122(d)(2)(vii)
Reconciliations are prepared on a
monthly basis for all asset-backed
securities related bank accounts,
including custodial accounts and related
bank clearing accounts. These
reconciliations are (A) mathematically
accurate; (B) prepared within 30 calendar
days after the bank statement cutoff date,
or such other number of days specified in
X
17 of 21
the transaction agreements; (C) reviewed
and approved by someone other than the
person who prepared the reconciliation;
and (D) contain explanations for
reconciling items. These reconciling
items are resolved within 90 calendar
days of their original identification, or
such other number of days specified in
the transaction agreements.
Investor Remittances and
Reporting
1122(d)(3)(i)
Reports to investors, including those to be
filed with the Commission, are
maintained in accordance with the
transaction agreements and applicable
Commission requirements. Specifically,
such reports (A) are prepared in
accordance with timeframes and other
terms set forth in the transaction
agreements; (B) provide information
calculated in accordance with the terms
specified in the transaction agreements;
(C) are filed with the Commission as
required by its rules and regulations; and
(D) agree with investors' or the trustee's
records as to the total unpaid principal
balance and number of mortgage loans
serviced by the Servicer.
x
`
1122(d)(3)(ii)
Amounts due to investors are allocated
and remitted in accordance with
timeframes, distribution priority and other
terms set forth in the transaction
agreements.
X
1122(d)(3)(iii)
Disbursements made to an investor are
posted within two business days to the
Servicer's investor records, or such other
number of days specified in the
transaction agreements.
x
1122(d)(3)(iv)
Amounts remitted to investors per the
investor report s agree with cancelled
checks, or other form of payment, or
custodial bank statements.
X
Pool Asset Administration
1122(d)(4)(i)
Collateral or security on mortgage loans
is maintained as required by the
transaction agreements or related
mortgage loan documents.
X
1122(d)(4)(ii)
Mortgage loan and related documents are
safeguarded as required by the transaction
agreements
X
1122(d)(4)(iii)
Any additions, removals or substitutions
to the asset pool are made, reviewed and
approved in accordance with any
conditions or requirements in the
transaction agreements.
X
1122(d)(4)(iv)
Payments on mortgage loans, including any
payoffs, made in accordance with the related
mortgage loan documents are posted to the
Servicer's obligor records maintained no more
X
18 of 21
than two business days after receipt, or such
other number of days specified in the
transaction agreements, and allocated to
principal, interest or other items (e.g., escrow)
in accordance with the related mortgage loan
documents.
1122(d)(4)(v)
The Servicer's records regarding the
mortgage loans agree with the Servicer's
records with respect to an obligor's
unpaid principal balance.
X
X(1)
SERVICING CRITERIA
APPLICABLE
SERVICING CRITERIA
Inapplicable
Servicing
Criteria
Reference
Criteria
Performed
Directly
by
GreenPoint
Performed
by
Vendor(s)
for which
GreenPoint
is the
responsible
party
1122(d)(4)(v i)
Changes with respect to the terms or status of an obligor's
mortgage loans (e.g., loan modifications or re-agings) are
made, reviewed and approved by authorized personnel in
accordance with the transaction agreements and related
pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance
plans, modifications and deeds in lieu of foreclosure,
foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the
timeframes or other requirements established by the
transaction agreements.
X
1122(d)(4)(v iii)
Records documenting collection efforts are maintained
during the period a mortgage loan is delinquent in
accordance with the transaction agreements. Such records
are maintained on at least a monthly basis, or such other
period specified in the transaction agreements, and
describe the entity's activities in monitoring delinquent
mortgage loans including, for example, phone calls, letters
and payment rescheduling plans in cases where
delinquency is deemed temporary (e.g., illness or
unemployment).
x
`
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related
mortgage loan documents.
X
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as
escrow accounts): (A) such funds are analyzed, in
accordance with the obligor's mortgage loan documents, on
at least an annual basis, or such other period specified in
the transaction agreements; (B) interest on such funds is
paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such
funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
number of days specified in the transaction agreements.
x
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or
insurance payments) are made on or before the related
penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
support has been received by the servicer at least 30
calendar days prior to these dates, or such other number of
days specified in the transaction agreements.
X(2)
1122(d)(4)(xii)
Any late payment penalties in connection with any payment
to be made on behalf of an obligor are paid from the
X(2)
19 of 21
servicer's funds and not charged to the obligor, unless the
late payment was due to the obligor's error or omission.
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted
within two business days to the obligor's records maintained by the servicer, or such other number of days specified in
the transaction agreements.
X
1122(d)(4)(xiiv)
Delinquencies, charge-offs and uncollectible accounts are
recognized and recorded in accordance with the transaction
agreements.
X
1122(d)(4)(xiv )
Any external enhancement or other support, identified in
Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,
is maintained as set forth in the transaction agreements.
X
(1)
The servicer has elected to take responsibility for assessing compliance with such servicing criteria as permitted by the Interpretation
17.06 of the SEC Division of Finance telephone interpretation with respect to the initial processing of cash receipts at the lockbox
(2) The servicer will obtain an assertion of management and an accompanying 1122 attestat ion report from the vendor performing such activities.

APPENDIX B*

1.
GreenPoint has identified the following noncompliance with servicing criteria l122(d)(1)(i),
1122(d)(2)(iv), and 1122(d)(3)(ii) applicable to the Platform during the year ended December 31, 2006 as follows:

122(d)(l)(i) -- GreenPoint did not institute policies and procedures to monitor performance or other triggers and. events of defaults in accordance with the transaction agreements.

1l22(d)(2)(iv) --GreenPoint did not establish separate P&I and T&I accounts for certain securitizations which allowed funds to be commingled in various custodial accounts.

1122(d)(3)(ii) --In certain situations where GreenPoint has received mortgage insurance proceeds prior to the liquidation of the related properties, the mortgage insurance proceeds were not remitted at the time of the next regularly scheduled remittance date as required by the transaction agreements, but instead remained in the related custodial account and were remitted at the time the REQ liquidation proceeds were remitted to the Master Servicer.

2.
GreenPoint has implemented the following remediation procedures:

1122(d)(l)(i) --GreenPoint has active monitoring of the entire portfolio and at investor levels but not at the securitization transaction level. GreenPoint will establish policies and procedures to monitor performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(2)(iv) --GreenPoint has separated the commingled funds and established proper custodial and escrow accounts and improved the oversight of establishing such accounts as required by the related agreements.

1l22(d)(3)(ii) -- GreenPoint is modifying applicable agreements to clarify that such mortgage insurance proceeds may be remitted at the time of the remittance of the REO liquidation proceeds or modifying its
20 of 21
remittance practice to remit the mortgage insurance proceeds during the next regularly schedule remittance where required.

*Accountants' attestation report covers only paragraph 1 of this Appendix B

EXHIBIT 33 G)
Report on Assessment of Compliance
with Regulation AB Servicing Criteria

1. The undersigned authorized officer of LandAmerica Tax and Flood Services, Inc. (the "Company") is
responsible for assessing the Company's compliance with the applicable servicing criteria as defined in 17 CER
Part 229 Section 1122(d) (4) (xi) and 1122(d) (4) (xii) (the "Regulation AB Servicing Criteria") for residential mortgage backed securities for which the Company served as third-party property tax payment provider on the underlying collateral (the `Platform"). Except as set forth in the preceding sentence, the servicing criteria set forth in 17 CFR Part 229 Section 1122(d) are not applicable to the activit ies the Company performed with respect to the
Platform.

2.
The Company used the criteria in 17 CFR Part 229 Section 1122(d) to assess the compliance with the
Regulation AB Servicing Criteria.

3.
Under one of the services offered by the Company, some customers may elect to remit tax payments directly to tax agencies without having the Company remit those property tax payments through our tax payment service. We refer to these customers as "non-outsourced servicer customers." With respect to these non-
outsourced customers and the services the Company delivered pursuant to the servicing criteria set forth in 17
CFR Part 229 Section I 122(d)(4)(xi), the Company's assertion is strictly limited to its processing of tax payments submitted through the Company's tax payment service.

4.
With respect to servicing criteria set forth in 17 CFR Part 229 Section 1122(d)(4)(xii), the Company's
assertion is strictly limited to its processing of property tax penalty payments. The Company has determined that its servicer customers may also have access to systems that enable those servicers to process penalties through obligor escrow accounts. Management's assessment of compliance does not relate to the actual or potential activities of other parties with access to oblig or escrow accounts.

5.
Based on such assessment management believes that as of and for the year ended
December 31, 2006, the Company has complied in all material respects with the Regulation AB Servicing Criteria related to the servicing of the Platform.

6.
The registered public accounting firm of Grant Thornton, LLP, has issued an attestation report on the
Company's assessment of compliance with the Regulation AB Servicing Criteria as of and for the year ended
December 31, 2006.

Date: February 20, 2007
LandAmerica Tax and Flood Services, Inc.

By: /s/ Bob Ige
Name: Bob Ige
Its: Executive Vice President

EXHIBIT 33
H)
ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA
21 of 21
Newport Management Corporation (the Asserting Party) provides this assessment of compliance with respect to its performance of functions for the Applicable Servicing Criteria, as specified in Item 1122(d) of Regulation AB promulgated by the Securities and
Exchange Commission, in regards to the loans selected in the Servicing Platform for the following Period:
Servicing Platform: Pools of loans, underlying publicly-issued residential mortgage-backed securities that were issued on or after January
1, 2006 by Aurora Loan Services, LLC ("Servicer"), on which escrow payments were disbursed in 2006, specifically Item 1 122(d)(4)(xi), only as it relates to the `Applicable Servicing Criteria" described below, and as disclosed by the Servicer to the Asserting Party
(collectively, "Eligible Loans', as identified in Schedule A).

Period: As of and for the year ended December 31, 2006.
Applicable Servicing Criteria: the servicing criteria which applies to the functions performed by the Asserting Party is set forth in Section
229.1122(d)(4)(xi) ("Applicable Servicing Criteria"). With respect to the Applicable Servicing Criteria, the Asserting Party performs the following limited functions:
1. Processes the obligor's hazard insurance information it receives and provides the Servicer with the applicable hazard insurance effective date, payment amount, and payee (collectively, `insurance Information");

2. Provides the Insurance Information to the Servicer no later than 5 days prior to the applicable expiration date as indicated in the Insurance Information.
3. Disburses escrowed insurance payments to insurance carriers on or before the applicable expiration date.

With respect to the Servicing Platform, and with respect to the Period, the Asserting Party provides the following assessment of its compliance in respect of the Applicable Servicing Criteria (as defined above):
1. The Asserting Party is responsible for assessing its compliance with respect to the functions it performs for the Applicable
Servicing Criteria.

2. The Asserting Party has assessed its compliance with respect to the functions it performs for the Applicable Servicing Criteria.
3. Other than as identified on Schedule B hereto, as of and for the Period, the Asserting Party was in material compliance with respect to the functions it performs for the Applicable Servicing Criteria.

KPMG, LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Asserting Party's foregoing assessment of compliance.

NEWPORT MANAGEMENT CORPORATION
By: /s/ Mark A. McElroy
Mark A. McElroy
Its: Executive Vice President
Dated: February 28, 2007

SCHEDULE A
Exhibit maintained at the office of the depositor.

SCHEDULE B
MATERIAL INSTANCES OF NONCOMPLIANCE

No material instances of noncompliance: Newport Management Corporation has complied, in all material respects, with the aforementioned criterion as of and for the year ended December 31, 2006.
EXHIBIT 33
I)
Management's Assertion
Report on Compliance with Applicable Servicing Criteria Pursuant to Item 1122 of Regulation AB under the Securities Exchange Act of 1934

U.S. Bank National Association ("U.S. Bank") as a party participating in the servicing function for the following transactions:
U.S. Bank Corporate Trust Asset Backed Securities Platform
1

hereby provides the following report on its assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it and as described on Exhibit A hereto:
1.
U.S. Bank is responsible for assessing its compliance with the servicing criteria applicable to it as noted on the accompanying Exhibit A;

2.
U.S. Bank used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria ;
3.
U.S. Bank's assessment of its compliance with the applicable servicing criteria is as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report. U.S. Bank's participation in the servicing function complied in all material respects with the applicable servicing criteria .
4. Ernst & Young, a registered public accounting firm, has issued an attestation report on
U.S. Bank's assessment of compliance with the applicable servicing criteria as of and for the period beginning on January 1, 2006 and ending December 31, 2006, the end of the fiscal year covered by the Form 10-K report.

U.S. BANK NATIONAL ASSOCIATION

/s/ Bryan R. Calder
Name: Bryan R. Calder
Title: Executive Vic e President

Date: February 26, 2007

1
The U.S. Bank Corporate Trust ABS Platform (the "Platform") consists of the activities involved in the performance of servicing functions for (i) publicly issued asset-backed and mortgage-backed transactions the securities of which were offered on or after January 1, 2006 and (ii) certain asset-backed transactions offered prior to January 1, 2006 for which the Issuer has voluntarily elected to make Regulation AB compliant filings under the Securities Exchange Act of 1934, as amended. The Platform does not include transactions comprised of the repackaging of corporate debt and/or other agency securities.
Corporate Trust ABS Platform (A)
2
EXHIBIT A to Management's Assertion
Reg AB
Reference
Servicing Criteria
General Servicing Considerations

1122(d)(1)(i)

Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)

If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)
Any requirements in the transaction agreements to maintain a back-up servicer for the
Pool Assets are maintained.
Not Applicable

1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)

Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
Exchange Act.

1122(d)(2)(vi)

Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting

1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations;
and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

Corporate Trust ABS Platform (A)
3

1122(d)(3)(ii)

Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)

Disbursements made to an investor are posted within two business days to the
Servicer's investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)
Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration

1122(d)(4)(i)

Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

1122(d)(4)(ii)

Pool assets and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)
Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow)
in accordance with the related pool asset documents.
Not Applicable
1122(d)(4)(v)
The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.
Not Applicable

1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
Not Applicable

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Not Applicable

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Not Applicable
1122(d)(4)(ix)
Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
Not Applicable

1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

Not Applicable
Corporate Trust ABS Platform (A)
4

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Not Applicable

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
Not Applicable

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
Not Applicable
1122(d)(4)(xiv)
Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
Not Applicable

1122(d)(4)(xv)

Any external enhancement or other support, identified in Item 1114(a)(1) through (3)
or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.